Annuities

ING Frontier Variable Annuity Application

Countrywide except FL, MA, MD, NC and TX Issued by ING USA Annuity and Life Insurance Company. A member of the ING family of companies Distributed by Directed Services LLC. Your future. Made easier.SM

IMPORTANT INFORMATION AND REMINDERS Page 1

  The name, trust date (if applicable), address, birth date, Social Security number/tax identification number, and country of citizenship is provided for each individual/entity named.

  The primary or contingent status for each named beneficiary is entered in section 3.
  Each beneficiary is named individually. If there are any trust designations, the trust name and the trust date are included.
  Designated beneficiary percentages are clearly entered and total 100% for all primary beneficiaries and 100% for all contingent beneficiaries.
  If a separate sheet containing additional beneficiary information is needed, that sheet is signed and dated by the owner.

Page 3

  If a transfer is required, the approximate transfer amount is entered in section 4. If there are multiple transfers, each approximate transfer amount is entered separately.
  The initial premium meets the selected product’s minimum requirements.
  Select one product and one death benefit. If choosing an optional living benefit rider, select only one.
  Enhanced Death Benefits cannot be selected with joint owners.

Page 4

  If Telephone/Electronic Transmission Reallocation Authorization is selected, the owner has initialed where required to authorize the agent. The name and Social Security number for each additional person is entered in section 6.
  The plan type for this new annuity (i.e. Non-Qualified, IRA, Simple IRA, or SEP IRA) is indicated in section 7, and any applicable conversion/ establishment dates are provided.
  If a replacement is involved, the appropriate transfer and state replacement forms are completed and submitted with this application.

Page 5

  Use section 9A only if you have not elected the ING LifePay Plus or ING Joint LifePay Plus Living Benefit options.
  All allocations (fixed and variable) total 100% of the initial investment amount.
  To elect an optional DCA transfer program, allocate money to either ING Liquid Assets, 6-Month DCA or 1-Year DCA, and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 6

  Use section 9B only if you have elected the ING LifePay Plus or ING Joint LifePay Plus Living Benefit options.
  Please note, contracts that elect the ING LifePay Plus or ING Joint LifePay Plus options must comply with the fund allocation requirements as described on Page 6 of this application (see Options 1-3) and in your prospectus. These requirements apply to both initial and DCA allocations.
  Please see the next page for examples.
  Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.
  After contract issue, ING may periodically rebalance the contract value to remain in compliance with the ING LifePay Plus and ING Joint LifePay Plus allocation requirements. Please see your prospectus for additional information.
  To elect an optional DCA transfer program, allocate money to either ING Liquid Assets, 6-Month DCA or 1-Year DCA, and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 7

Provide any additional remarks in section 11 (e.g. additional beneficiaries).

Page 8

  The owner has signed and dated section 14, including the City and State where this application was signed. If this is different from the owner’s resident state, an explanation is either provided in the “Nexus” section on page 9 or a “Nexus Information Worksheet” is submitted with this application.
  If this form is signed by a power of attorney, legal guardian, etc, a copy of the appropriate supporting documentation is provided confirming the signer’s ability to act on behalf of the owner.

Page 9

  The name, Social Security number, phone number, broker/dealer branch, and signature for each agent is provided.
  If more than one agent is listed, the agent commission split is entered and totals 100%.
MAILING INSTRUCTIONS:

Send completed and signed documents to:
For Regular Mail:	ING ANNUITIES	For Overnight Delivery:	ING ANNUITIES
	Attn: New Business		Attn: New Business
	PO Box 9271		909 Locust Street
	Des Moines, IA 50306-9271		Des Moines, IA 50309-2899
To contact our Licensing Department please call 800-235-5965.
To contact our Client Services Department please call 800-366-0066.
To contact our Sales Desk please call:
	INDEPENDENT DIVISION	NYSE/REGIONAL DIVISION
	800-344-6860	800-243-3706

EXAMPLES OF ING LIFEPAY PLUS AND ING JOINT LIFEPAY PLUS FUND ALLOCATIONS
If you elect ING LifePay Plus or ING Joint LifePay Plus, there are allocation guidelines that must be followed.
Option 1: You may allocate entirely among Accepted Funds without restriction.
Option 2: You may elect not to allocate any account value to Accepted Funds and allocate entirely among the LifePay Plus Fixed Allocation Fund(s) and
Other Funds. However, at least 20% of the account value must be invested in the LifePay Plus Fixed Allocation Fund(s).
Option 3: You may allocate among a combination of Accepted Funds, the LifePay Plus Fixed Allocation Fund(s), and Other Funds. However, at least
20% of the account value not invested in Accepted Funds must be invested in the LifePay Plus Fixed Allocation Fund(s).

Option 1 - If you allocate entirely among Accepted Funds.

  $100,000 Total Investment
  100% ($100,000) in Accepted Funds

Option 2 - If you elect not to allocate any account
value to Accepted Funds and allocate entirely among
the LifePay Plus Fixed Allocation Fund(s) and Other
Funds (20% of your total investment must be in
LifePay Plus Fixed Allocation Fund(s)).

  $100,000 Total Investment
  20% ($20,000) in LifePay Plus Fixed Allocation Fund(s)
  80% ($80,000) in Other Funds

Option 3 - If you allocate among a combination of
Accepted Funds, the LifePay Plus Fixed Allocation Fund(s),
and Other Funds (20% of the money not in Accepted Funds
must be in the LifePay Plus Fixed Allocation Fund(s).

  $100,000 Total Investment
  50% ($50,000) in Accepted Funds
  10% ($10,000) in LifePay Plus Fixed Allocation Fund(s)
  40% ($40,000) in Other Funds
  LifePay Plus Fixed Allocation Fund(s) are 20% of the account value not invested in Accepted Funds

Here are some common allocation percentage combinations you might want to use:

Accepted	Fixed Allocation Fund(s)	Other	Accepted	Fixed Allocation Fund(s)	Other

0%	20%	80%	55%	9%	36%

5%	19%	76%	60%	8%	32%

10%	18%	72%	65%	7%	28%

15%	17%	68%	70%	6%	24%

20%	16%	64%	75%	5%	20%

25%	15%	60%	80%	4%	16%

30%	14%	56%	85%	3%	12%

35%	13%	52%	90%	2%	8%

40%	12%	48%	95%	1%	4%

45%	11%	44%	100%	0%	0%

50%	10%	40%

IMPORTANT INFORMATION ABOUT THE ING JOINT LIFEPAY PLUS LIVING BENEFIT RIDER

There are certain issue requirements that must be met to successfully elect the ING Joint LifePay Plus Living Benefit rider. Applications that do not comply with these issue requirements will be deemed not in good order, and the contract will not be issued.

The ING Joint LifePay Plus Living Benefit rider can only be issued if there are two individuals who are married at the time of issue and meet the ownership, annuitant and beneficiary issue requirements listed in the table below. ING USA Annuity and Life
Insurance Company will comply with the then current definition of marriage under federal tax law and regulations and federal tax publications issued by the Internal Revenue Service (IRS). The IRS has interpreted marriage to mean a legal union between a man and a woman as husband and wife. Please consult your financial advisor to determine whether you meet the requirements.

ING Joint LifePay Plus Living Benefit Issue Requirements

	1		Annuitant(s)	Primary Beneficiary
Type of Plan	Owner	Ownership Requirements	Requirements	Requirements

Non-Qualified	Joint owners	The two owners must be the	Must be a spouse.	None
two spouses.

	Single owner	The owner must be a spouse.	Must be a spouse.	Sole primary beneficiary
must be owner’s spouse.

Qualified-IRA	Single owner[2]	The owner must be a spouse.	Must be the owner.	Sole primary beneficiary
must be owner’s spouse.[3]

[1] Non-natural owners are not allowed. Neither joint owners nor non-natural owners are allowed under qualified plans.
[2] Includes custodial accounts. The beneficial owner of the custodial account must be one of the spouses.
3 If a custodial account, this requirement applies to the beneficiary information on record with the custodian.

Changes in ownership, annuitant and/or beneficiary designations, and changes in marital status may affect the terms and conditions of the ING Joint LifePay Plus Living Benefit option. Please refer to your prospectus for complete details to determine if this living benefit option is consistent with your needs and objectives in purchasing an annuity contract.

If you decide to elect the ING Joint LifePay Plus Living Benefit option, please be sure to provide names, birth dates and Social
Security numbers wherever requested on the application. Please follow the instructions listed on the “Important Information and
Reminders” page at the beginning of this document.

                                                                                                                     Variable Annuities

ING FRONTIER VARIABLE ANNUITY APPLICATION

ING USA Annuity and Life Insurance Company (the “Company”)
A member of the ING family of companies
PO Box 9271, Des Moines, IA 50306-9271 Your future. Made easier.SM
Overnight Delivery: ING Annuities, 909 Locust Street, Des Moines, IA 50309-2899
Phone: (800) 366-0066

For Agent Use Only
Client Account Number

1(A). OWNER (Non-natural owners, please complete the non-natural owners section below.)
First Name	MI	Last Name

SSN	Birth Date		Male Female

Residence Address (PO boxes are not permitted.)

City		State	ZIP

Mailing Address (If different than above.)

City		State	ZIP

Country of Citizenship	Phone	E-mail Address

For non-natural owners only: (Please provide supporting documentation for all non-natural owners.)
Entity Name		Trust Date (if applicable)

Mailing Address

City		State	ZIP

TIN		Country of Incorporation

Phone		E-mail Address

1(B). JOINT OWNER	(Option Package I is the only death benefit option available for contracts with joint owners.)
First Name	MI	Last Name

SSN	Birth Date		Male Female

Residence Address (PO boxes are not permitted.)

City		State	ZIP

Mailing Address (If different than above.)

City		State	ZIP

Country of Citizenship	Phone	E-mail Address

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2(A). ANNUITANT
Relationship to Owner: Owner Joint Owner Other

Please complete the information below if you checked “Other.”
First Name	MI	Last Name

SSN/TIN	Birth Date		Male	Female

Residence Address (PO boxes are not permitted.)

City		State	ZIP

Country of Citizenship

2(B). CONTINGENT ANNUITANT (Complete if applicable.)
First Name	MI	Last Name

Relationship to Owner		Country of Citizenship

SSN/TIN	Birth Date		Male	Female

Residence Address (PO boxes are not permitted.)

City		State	ZIP

3. BENEFICIARY INFORMATION

Total percentage of primary beneficiary share must equal 100%. Total percentage of contingent beneficiary share must also equal 100%
If no percentages are listed, beneficiaries' shares will be distributed equally. See page 3 for examples on completing this section.

Additional beneficiaries should be listed in Section 11 of this application.

Restricted Beneficiary (If selected, complete a “Restricted Beneficiary” form and submit with this application.)

Name (First, MI, Last)	Birth Date	SSN	Relationship	%	Beneficiary Type

Primary

Primary
Contingent

Primary
Contingent

Primary
Contingent

Primary
Contingent

Primary
Contingent

Primary
Contingent

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SAMPLE BENEFICIARY DESIGNATIONS

Be sure to use given names such as “Mary M. Doe,” not “Mrs. John Doe,” and include the address and relationship of the beneficiary or beneficiaries to the owner. The following designations may be helpful to you:

		Relationship
	Name	to Owner	Birth Date	SSN/TIN	Percent

One Primary Beneficiary	Mary M. Doe	Sister	03/31/1950	123-45-6789	100%

Two Primary Beneficiaries	Jane J. Doe	Mother	04/01/1940	###-##-####	50%
	John J. Doe	Father	05/01/1935	###-##-####	50%

One Primary Beneficiary	Jane J. Doe	Wife	11/30/1923	###-##-####	100%
One Contingent	John J. Doe	Son	06/18/1951	###-##-####	100%

Estate	Estate of John Doe	Estate	N/A	67-981239	100%

	ABC Trust
Trust		Trust	N/A	44-234567	100%
	Dtd 1/1/85

Testamentary Trust[1]	Trust created by the Last
		Testamentary
(Trust established within the	Will and Testament of		N/A	38-078602	100%
owner’s will.)	John Doe	Trust

4. INITIAL INVESTMENT (Make all checks payable to ING USA Annuity and Life Insurance Company.)

  Initial Premium Paid (minimum $15,000) $
  Estimated Amount of Transfer/1035 Exchange $
5.	PRODUCT SELECTION

ING Frontier Variable Annuity

Benefit Option Package (Select only one option. If you do not select one, the option will default to Option Package I.)

  Option Package I (This is the only option package available to joint owners.)
  Option Package II
  Option Package III

Optional Living Benefit (Select only one option.)

ING LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) (Not available in OR.)

ING Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) (Not available in OR.)

There are specific ownership and beneficiary requirements for election of the Joint LifePay Plus benefit option.

Funds must be allocated per the Living Benefit requirements detailed in Section 9(B). Read your prospectus carefully regarding details about the Living Benefit options. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.

1If the trust is terminated or if no trustee is qualified to receive the proceeds within six months of the insured’s death, then the proceeds go to the owner or owner’s Estate.

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6. TELEPHONE/ELECTRONIC TRANSMISSION AUTHORIZATION

I authorize ING USA Annuity and Life Insurance Company to act upon instructions given by electronic means or voice command from the agent that signs in Section 15 and/or the following individuals listed below upon furnishing their SSN/TIN.

To authorize an individual (including an agent), you must initial here:

Provide the name and SSN/TIN of other authorized individuals below.

Name	SSN/TIN
Name	SSN/TIN

Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with instructions received by electronic means or voice command from such person if the Company or other such person acted on such electronic means or voice command in good faith in reliance upon this authorization. The Company will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time as I notify the Company in writing of a change in instructions.

NOTE: If an SSN/TIN is not provided, the proposed individual will not be authorized for certain transactions.

7. PLAN TYPE (The plan types listed below are the only ones currently offered.)

Nonqualified	1035 Exchange

Qualified	Keogh
Traditional IRA	401(a)
IRA Transfer (e.g., trustee-to-trustee transfer)	401(k)
IRA Rollover from Qualified Plan	Defined Benefit
Roth IRA	Money Purchase Pension Plan
Original Conversion/Establishment Date[1]	Profit Sharing Plan
Amount
SEP IRA
Contribution Amount	Tax Year

8. REPLACEMENT

If either question in this section is answered “Yes,” you must complete any state-required replacement forms, as applicable, and submit them with this application.

Do you currently have any existing individual life insurance policies or annuity contracts? (If “Yes,” complete the
state-required replacement form and provide details below.)	Yes	No

Will this contract replace any existing individual life insurance policies or annuity contracts? (If “Yes,” complete the
state-required replacement form and provide details below.)	Yes	No

Company	Policy/Contract #
Company	Policy/Contract #
Company	Policy/Contract #
Company	Policy/Contract #
[1]Complete for transfers only.

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9(A). ALLOCATION SELECTION - USE IF YOU HAVE NOT ELECTED A LIVING BENEFIT OPTION
Complete Section 9(B) if you have elected a Living Benefit option.
To elect an optional Dollar Cost Averaging (DCA) transfer program, allocate money to either ING Liquid Assets, 6-month DCA or
1-Year DCA, and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Enter allocations in whole percentages. The initial and DCA allocations must each total 100%.

Variable Investments[1]

Initial		DCA	Initial		DCA
Allocation %		Allocation %	Allocation %		Allocation %
(Required)		(Optional)	(Required)		(Optional)
______%	Fidelity® VIP Contrafund	______%	______%	ING T. Rowe Price Capital Appreciation	______%
______%	Fidelity® VIP Equity-Income	______%	______%	ING T. Rowe Price Diversified Mid Cap Growth ______%
______%	ING American Fund Bond	______%	______%	ING T. Rowe Price Equity Income	______%
______%	ING American Funds Growth	______%	______%	ING T. Rowe Price Growth Equity	______%
______%	ING American Funds Growth-Income	______%	______%	ING Templeton Foreign Equity	______%
______%	ING American Funds International	______%	______%	ING Templeton Global Growth	______%
______%	ING Columbia Small Cap Value II	______%	______%	ING Van Kampen Capital Growth	______%
______%	ING FMR(SM) Diversified Mid Cap	______%	______%	ING Van Kampen Comstock	______%
______%	ING FMR(SM) Large Cap Growth	______%	______%	ING Van Kampen Equity & Income	______%
______%	ING Focus 5 Portfolio	______%	______%	ING Van Kampen Global Franchise	______%
______%	ING Franklin Income	______%	______%	ING Van Kampen Growth and Income	______%
______%	ING Franklin Mutual Shares	______%	______%	ING Van Kampen Real Estate	______%
______%	ING Franklin Templeton Founding Strategy	______%	______%	ING VP High Yield Bond	______%
______%	ING Global Real Estate	______%	______%	ING VP Index Plus MidCap	______%
______%	ING Global Resources	______%	______%	ING VP Index Plus SmallCap	______%
______%	ING International Growth Opportunities	______%	______%	ING VP Intermediate Bond	______%
______%	ING Liquid Assets[2]	______%	______%	ING VP SmallCap Opportunities	______%
______%	ING Oppenheimer Global	______%	______%	ING WisdomTree(SM) Global High Yielding	______%
______%	ING Oppenheimer Main Street	______%		Equity Index
______%	ING Oppenheimer Strategic Income	______%

ING Lifestyle Portfolios[1]

______%	ING Lifestyle Aggressive Growth Portfolio	______%	______%	ING Lifestyle Moderate Growth Portfolio	______%
______%	ING Lifestyle Growth Portfolio	______%	______%	ING Lifestyle Moderate Portfolio	______%

Fixed Investments[2] Enter the allocation percentage and the fixed interest period. Check availability prior to selection.

______% 6-Month DCA		______%	Year Fixed
______% 1-Year DCA		______%	Year Fixed
______%	Year Fixed	______%	Year Fixed

100	% Allocation Total	(Initial and DCA (if elected) allocations must each total 100%.)

[1] The available share class is subject to distribution and/or service (12b-1) fees.
[2] Death benefit and living benefit guarantees may be affected by amounts invested in or transferred to and from these investment options.

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9(B). ALLOCATION SELECTION - USE IF YOU HAVE ELECTED A LIVING BENEFIT OPTION
Complete Section 9(A) if you have not elected a Living Benefit option.
Enter allocations in whole percentages according to the following options. DCA allocations also must follow the option limitations.
To elect an optional DCA transfer program, allocate money to either ING Liquid Assets, 6-Month DCA or 1-Year DCA, and indicate the funds the
DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. The initial and DCA allocations must each total 100%.

Option 1:	You may allocate entirely among Accepted Funds without restriction.
Option 2:	You may elect not to allocate any account value to Accepted Funds and allocate entirely among the Living Benefit Fixed
Allocation Fund(s) and Other Funds. However, at least 20% of the account value must be invested in the Living Benefit
Fixed Allocation Fund(s).
Option 3:	You may allocate among a combination of Accepted Funds, Living Benefit Fixed Allocation Fund(s), and Other Funds.
However, at least 20% of the account value not invested in Accepted Funds must be invested in the Living Benefit Fixed
Allocation Fund(s).

Accepted Funds

Initial		DCA	Initial		DCA
Allocation %	Variable Investments[1]	Allocation % Allocation %		Fixed Investments[2]	Allocation %
(Required)		(Optional)	(Required)		(Optional)
______% ING Franklin Templeton Founding Strategy		______%	______% 6-Month DCA		_NA__%

______% ING Lifestyle Growth		______%	______% 1-Year DCA		_NA__%

______% ING Lifestyle Moderate Growth		______%	______%	Year Fixed	_NA__%

______% ING Lifestyle Moderate		______%	______%	Year Fixed	NA__%

______% ING Liquid Assets[2]		______%
______% ING T. Rowe Price Capital Appreciation		______%
______% ING Van Kampen Equity and Income		______%
______% ING WisdomTree(SM) Global High Yielding		______%
Equity Index

Living Benefit Fixed Allocation Fund(s)[1]
If you have chosen to allocate according to option 2 or
3 above, at least 20% of the account value not invested
______% ING American Fund Bond	______%	in Accepted Funds must be invested in the Living Benefit
______% ING VP Intermediate Bond	______%	Fixed Allocation Fund(s).

Other Funds[1]

______% Fidelity® VIP Contrafund	______%	______% ING Oppenheimer Strategic Income	______%
______% Fidelity® VIP Equity-Income	______%	______% ING T. Rowe Price Diversified Mid Cap Growth _______%
______% ING American Funds Growth	______%	______% ING T. Rowe Price Equity Income	______%
______% ING American Funds Growth-Income	______%	______% ING T. Rowe Price Growth Equity	______%
______% ING American Funds International	______%	______% ING Templeton Foreign Equity	______%
______% ING Columbia Small Cap Value II	______%	______% ING Templeton Global Growth	______%
______% ING FMR(SM) Diversified Mid Cap	______%	______% ING Van Kampen Capital Growth	______%
______% ING FMR(SM) Large Cap Growth	______%	______% ING Van Kampen Comstock	______%
______% ING Focus 5 Portfolio	______%	______% ING Van Kampen Global Franchise	______%
______% ING Franklin Income	______%	______% ING Van Kampen Growth and Income	______%
______% ING Franklin Mutual Shares	______%	______% ING Van Kampen Real Estate	______%
______% ING Global Real Estate	______%	______% ING VP High Yield Bond	______%
______% ING Global Resources	______%	______% ING VP Index Plus MidCap	______%
______% ING International Growth Opportunities	______%	______% ING VP Index Plus SmallCap	______%
______% ING Lifestyle Aggressive Growth	______%	______% ING VP SmallCap Opportunities	______%
______% ING Oppenheimer Global	______%
______% ING Oppenheimer Main Street	______%

_100_ %	Allocation Total	(Initial and DCA (if elected) allocations must each total 100%.)

[1]The available share class is subject to distribution and/or service (12b-1) fees.
[2]Death benefit and living benefit guarantees may be affected by amounts invested in or transferred to and from these investment options.

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10. OPTIONAL ACCOUNT REBALANCING PROGRAM (Not available with dollar cost averaging.)
Automatic Allocation Rebalancing will occur on the last business day of the next scheduled rebalancing period. Please consult your prospectus for details regarding this feature as well as restrictions, minimum or maximum limitations, fees and other applicable information. Automatic Allocation Rebalancing does not apply to the Fixed Investments and cannot be chosen if you participate in dollar cost averaging. The percentages will be proportionally recalculated for subsequent reallocations if you have chosen a fixed allocation election. Any subsequent reallocation, add-on or partial withdrawal you direct, other than on a pro rata basis, will terminate this program.
Please rebalance my portfolio to the allocations on this application: Quarterly Semi-Annually Annually

11. SPECIAL REMARKS

12. STATE REQUIRED NOTICES

Below are notices that apply only in certain states. Please read the following carefully to see if any apply in your state.

Arkansas, Louisiana, Maine, New Mexico, Ohio, Oklahoma, Tennessee, Virginia, Washington, West Virginia: Any person who, knowingly with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime, and may subject such person to criminal and civil penalties, and denial of insurance benefits.
Arizona: On receiving your written request, we will provide you with information regarding the benefits and provisions of the annuity contract for which you have applied. If you are not satisfied, you may cancel your contract by returning it within 20 days, or within 30 days if you are 65 years of age or older on the date of the application for the annuity, after the date you receive it.
Any premium paid for the returned contract will be refunded without interest.
California Reg. 789.8: The sale or liquidation of any asset in order to buy insurance, either life insurance or an annuity contract, may have tax consequences. Terminating any life insurance policy or annuity contract may have early withdrawal penalties or other costs or penalties, as well as tax consequences. You may wish to consult independent legal or financial advice before the sale or liquidation of any asset and before the purchase of any life insurance or annuity contract.
Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Agencies.
District of Columbia: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.
Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company files an application for insurance containing any false, incomplete, or misleading information is guilty of a felony in the third degree.
Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.
New Jersey: Any person who includes any false or misleading information on an application for insurance is subject to criminal and civil penalties.
Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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13. IMPORTANT INFORMATION

To help the government fight the funding for terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you — when you apply for an annuity, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

If you wish to have a more detailed explanation of our information practices, please write to:

Customer Service Center ING Annuities 909 Locust Street Des Moines, IA 50309-2899

14. ACKNOWLEDGEMENTS AND SIGNATURES (Please read carefully and sign below.)

By signing below, I acknowledge receipt of the prospectus. I agree that, to the best of my knowledge and belief, all statements and answers in this form are complete and true and may be relied upon in determining whether to issue the applied for variable annuity.
Only the owner and ING USA Annuity and Life Insurance Company have the authority to modify this form.

Variable annuities and the underlying series shares or securities that fund them are not insured by the FDIC or any other agency.
They are not deposits or other obligations of any bank and are not bank guaranteed. They are also subject to market fluctuation, investment risk and possible loss of invested principal.

I understand that when based on the investment experience of the separate account division, the variable annuity cash surrender values may increase or decrease on any day, and that no minimum value is guaranteed. The variable annuity applied for is in accord with my anticipated financial objectives.

I understand that the value allocated to any account subject to a market value adjustment may increase or decrease if surrendered or withdrawn prior to a specified date(s) as stated in the contract.

I understand that IRAs and other qualified plans already provide tax deferral like that provided by the contract. For an additional cost, the contract provides additional features and benefits, including death benefits and the ability to receive a lifetime income. I should not purchase a qualified contract unless I want these benefits, taking into account their cost.

I understand that in certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the Living Benefit
Fixed Allocation Fund(s), even if I have not previously been invested in them. By electing to purchase a Living Benefit option, I am providing
ING USA Annuity and Life Insurance Company with direction and authorization to process these transactions, including reallocations into the
Living Benefit Fixed Allocation Fund(s). I understand that I should not purchase a Living Benefit option if I do not wish to have my contract value reallocated in this manner.

TAXPAYER CERTIFICATION

Under penalties of perjury, my/our signature(s) certifies/certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

2.	I am not subject to backup withholding because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. citizen or U.S. resident alien.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Owner Signature

Signed at (City, State)[1]	Date
Joint Owner Signature (if applicable)

Signed at (City, State)	Date
Annuitant Signature (if other than owner)

Signed at (City, State)	Date
[1]For applications being signed in a state other than the owner’s resident state, agent must complete the Nexus section on page 9 OR submit a completed and signed Nexus Information Worksheet along with this application.

141699	Page 8 of 9 - Incomplete without all pages.	Order #141699 01/28/2008

15. AGENT INFORMATION
Does the applicant have any existing individual life insurance policies or annuity contracts?	Yes	No
Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage?	Yes	No

If either of the questions above are answered “Yes,” the applicant must complete any state-required replacement forms, as applicable, and submit with this application.

If your state has adopted the NAIC Model Replacement Regulation or other state-specific replacement regulations, did you remember to do the following?

  Provide required replacement notice to the applicant and offer to read it aloud.
  Complete required, state-specific paperwork.

NOTE: If any questions in Section 8 or in Section 15 are answered “Yes,” the applicant must complete any state-required replacement forms, as applicable, and submit them with this application.

Nexus (Complete this section only if the owner’s resident state differs from the state of signature.)

If this application is being signed in a state other than the owner’s resident state, please specify the state where the business was solicited and the purpose of the visit.

Compensation Alternative (Select one. Please verify with your broker/dealer that the option you select is available.)

A B C

Check here if there are multiple agents on this contract.

Split
Agent #1%	Agent #2%	Agent #3%

NOTE: Compensation will be split equally if no percentage is indicated. Partial percentages will be rounded up. Percentages must total
100%. Agent #1 will be given the highest percentage in the case of unequal percentages. Agent #1 will receive all correspondence regarding the contract.

By signing below you certify that: 1) replacement questions were answered; 2) any sales material was shown to the applicant and a copy was left with the applicant; 3) you used only insurer-approved sales material; 4) you have not made statements that differ from the sales material; and 5) no promises were made about the future value of any contract elements that are not guaranteed.
(This includes any expected future index gains that may apply to this contract.)

Agent #1
Print Name	Signature

Agent SSN	Agent Phone
Broker Code

Broker/Dealer Branch

Agent #2
Print Name	Signature

Agent SSN	Agent Phone
Broker Code

Broker/Dealer Branch

Agent #3
Print Name	Signature

Agent SSN	Agent Phone
Broker Code

Broker/Dealer Branch

141699	Page 9 of 9 - Incomplete without all pages.	Order #141699 01/28/2008

141699 1/28/2008